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                                                                    Exhibit 10.4


                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS THAT MOUNTAINEER PARK, INC., (hereinafter referred to as "Seller"), with its principal place of business at Route 2, P.O. Box 358, Chester, WV 26034, for and in consideration of the sum of TWO MILLION SEVEN HUNDRED NINETY TWO THOUSAND EIGHTY Dollars and 00/100 ($ 2,792,080.00) paid to it by PNC Leasing, LLC (hereinafter referred to as "Purchaser") with an address at Two PNC Plaza, 13th Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222-2719, and with reference to that certain Master Lease Agreement between Seller and Purchaser dated on or about the date hereof (the "Master Lease"), has granted, bargained, sold, conveyed, transferred, assigned and delivered, and by these presents does grant, bargain, sell, convey, transfer, assign and deliver unto Purchaser, its successors and assigns, all of its right, title and interest in certain equipment (herein called "the Equipment"), which is described on Exhibit A attached hereto and made a part hereof.

         TO HAVE AND TO HOLD all singular the Equipment by these presents bargained, sold and confirmed unto the Purchaser, its successors and assigns, forever.

         AND, Seller, for itself, its successors and assigns, does hereby covenant with Purchaser that at the time of this sale, Seller had legal title to the Equipment, and at the time of delivery of the Equipment to the Purchaser, the Seller's title to the Equipment was free and clear of all liens, claims and encumbrances of any nature whatsoever.

         NOTWITHSTANDING execution of this Bill of Sale, the effective date of the transfer evidenced hereby is the date of approval of the Master Lease (pursuant to paragraph 27 thereof) by the West Virginia Lottery Commission.

         IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name by an authorized officer as of this 27TH day of January, 2000.

                                        SELLER:

ATTEST:                                        MOUNTAINEER PARK, INC.

/s/Robert L. Ruben                             By:  /s/ Edson R. Arneault
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Assistant Secretary                            Title: President
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              EXHIBIT A CONSISTS OF 400 IGT VIDEO LOTTERY TERMINALS